--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 22, 2001

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on October 22, 2001 relating to the Series 2000-B, 2000-C and 2001-A Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B, 2000-C and 2001-A Indenture Supplements dated as of August 1, 2000, November 1, 2000 and April 1, 2001 respectively, covering the period of September 1, 2001 through September 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact

                                     By:      /s/ Kirk Weiler

                                     Name:    Kirk Weiler
                                     Title:   Vice President

                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By:      /s/ Mark Shapiro

                                     Name:    Mark Shapiro
                                     Title:   Treasurer


Dated:   October 22, 2001

                                  Exhibit Index

Exhibit No.                                                                                         Page
-----------                                                                                         ----
   21.1           Monthly Servicer's Certificate dated October 22, 2001 prepared by the
                  Servicer and sent to the Indenture Trustee pursuant to
                  Section 5.03(a) of the Series 2000-B, 2000-C and 2001-A
                  Indenture Supplement covering the period of September 1,
                  2001 through September 30, 2001.

EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                        PERIOD ENDING SEPTEMBER 30, 2001

The information which is required to be prepared with respect to the Payment Date of October 22, 2001, and with respect to the performance of the Trust during the period of September 1, 2001 through September 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class
           A Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       2.  The amount of distribution in respect to principal payment to the Class
           B Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       3.  The amount of distribution in respect to principal payment to the Class
           C Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       4.  The amount of distribution in respect to principal payment to the Class
           D Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .....                             $         2.86889
                                                                                                                   -----------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .....                             $         3.20667
                                                                                                                   -----------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .....                             $         3.82889
                                                                                                                   -----------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .....                             $         5.38444
                                                                                                                   -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder .....                             $         2.86889
                                                                                                                   -----------------

       2.  The total amount of distribution in respect to the Class B Noteholder .....                             $         3.20667
                                                                                                                   -----------------

       3.  The total amount of distribution in respect to the Class C Noteholder .....                             $         3.82889
                                                                                                                   -----------------

       4.  The total amount of distribution in respect to the Class D Noteholder .....                             $         5.38444
                                                                                                                   -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

       1.  The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date ............                             $  297,693,254.85
                                                                                                                   -----------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date ..............................................................                             $   39,068,813.26
                                                                                                                   -----------------

       3.  Recoveries for the preceding Monthly Period ...............................                             $   2,179,616.20
                                                                                                                   -----------------

       4.  The Defaulted Amount for the preceding Monthly Period .....................                             $  14,356,465.85
                                                                                                                   -----------------

       5.  The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period ...........................................                             $1,899,669,604.21
                                                                                                                   -----------------

       6.  The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period .......................................                             $1,896,535,167.21
                                                                                                                   -----------------

       7.  The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period ..............                             $   49,317,990.05
                                                                                                                   -----------------

       8.  The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period ............                             $1,586,818,063.00
                                                                                                                   -----------------

       9.  The Transferor Interest as of the last day of the preceding Monthly
           Period ....................................................................                             $  309,717,104.21
                                                                                                                   -----------------

       10. The Transferor Percentage as of the last day of the preceding Monthly
           Period ....................................................................                                        16.33%
                                                                                                                   -----------------

       11. The Required Transferor Percentage ........................................                                         7.00%
                                                                                                                   -----------------

       12. The monthly principal payment rate for the preceding Monthly Period .......                                       15.671%
                                                                                                                   -----------------

       13. The balance in the Excess Funding Account as of the last day of the
           preceding  Monthly Period .................................................                             $              --
                                                                                                                   -----------------

       14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage                      Aggregate
                                                                      of Total                        Account
                                                                     Receivables                      Balance
                                                                     -----------                      -------
            (a) Delinquent between 30 days and 59 days                       1.787%                $  34,780,428.20
            (b) Delinquent between 60 days and 89 days                       1.329%                $  25,856,370.76
            (c) Delinquent between 90 days and 119 days                      1.053%                $  20,486,908.69
            (d) Delinquent between 120 days and 149 days                     0.969%                $  18,859,837.88
            (e) Delinquent between 150 days and 179 days                     0.819%                $  15,939,962.29
            (f) Delinquent 180 days or greater                               0.011%                $     205,574.90
                                                                  -----------------            --------------------
            (e) Aggregate                                                    5.968%                $ 116,129,082.72
                                                                  =================            ====================

V.  Information regarding Series 2000-B

       1.  The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2000-B as of the last day of the related
           Monthly Period ............................................................                             $  600,000,000.00
                                                                                                                   -----------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2000-B on the last day of the related
           Monthly Period ............................................................                             $  600,000,000.00
                                                                                                                   -----------------
                                                                                             NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the
           Class A Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $  480,000,000.00
                                                                                                                   -----------------

       4.  The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $   57,000,000.00
                                                                                                                   -----------------

       5.  The amount of Principal Receivables in the Trust represented by the
           Class C Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $   42,000,000.00
                                                                                                                   -----------------

       6.  The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $   21,000,000.00
                                                                                                                   -----------------

       7.  The Floating Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                      31.5844%
                                                                                                                   -----------------

       8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                     N/A
                                                                                                                   -----------------

       9.  The amount of Investor Principal Collections applicable to Series
           2000-B ....................................................................                             $   94,024,628.39
                                                                                                                   -----------------

       10a.The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ............................                             $    9,551,169.52
                                                                                                                   -----------------

       10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
           8.04(a) of the Master Indenture ...........................................                             $    2,816,724.91
                                                                                                                   -----------------

       11. The Investor Default Amount for the related Monthly Period ................                             $    4,534,403.60
                                                                                                                   -----------------

       12. The Monthly Servicing Fee for the related Monthly Period ..................                             $    1,000,000.00
                                                                                                                   -----------------

       13. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period ....................                                        24.74%
                                                                                                                   -----------------

                 b. The default rate for the related Monthly Period ..................                                         9.07%
                                                                                                                   -----------------

                 c. The Net Portfolio Yield for the related Monthly Period ...........                                        15.67%
                                                                                                                   -----------------

                 d. The Base Rate for the related Monthly Period .....................                                         5.67%
                                                                                                                   -----------------

                 e. The Excess Spread Percentage for the related Monthly Period ......                                        10.00%
                                                                                                                   -----------------

                 f. The Quarterly Excess Spread Percentage for the related Monthly
                    Period ...........................................................                                        11.50%
                                                                                                                   -----------------

                          I) Excess Spread Percentage related to            Sep-01                                            10.00%
                                                                                                                   -----------------

                         ii) Excess Spread Percentage related to            Aug-01                                            13.03%
                                                                                                                   -----------------

                        iii) Excess Spread Percentage related to            Jul-01                                            11.48%
                                                                                                                   -----------------

       14. Floating Rate Determinations:

           LIBOR for the Interest Period from September 20 through and including
           October 21, 2001 ..........................................................                                      3.05750%
                                                                                                                   -----------------

       15. Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                    and withdraws for the related Payment Date) ......................                             $              --
                                                                                                                   -----------------

                 b. The Accumulation Shortfall with respect to the related Monthly
                    Period ...........................................................                             $              --
                                                                                                                   -----------------

                 c. The Principal Funding Investment Proceeds deposited in the
                    Collection Account to be treated as Available Finance Charge
                    Collections ......................................................                             $              --
                                                                                                                   -----------------

       16. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related
                    Payment Date (after taking into consideration deposits and
                    withdraws for the related Payment Date) ..........................                             $              --
                                                                                                                   -----------------

                 b. The Reserve Draw Amount for the related Monthly Period
                    deposited into the Collection Account to be treated as
                    Available Finance Charge Collections .............................                             $              --
                                                                                                                   -----------------

                 c. Interest earnings on the Reserve Account deposited into the
                    Collection Account to be treated as Available Finance Charge
                    Collections ......................................................                             $              --
                                                                                                                   -----------------

       17. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related
                    Payment Date .....................................................                             $   10,500,000.00
                                                                                                                   -----------------

                 b. The Available Cash Collateral Account Amount on the related
                    Payment Date .....................................................                             $   10,500,000.00
                                                                                                                   -----------------

       18. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related
                    Monthly Period ...................................................                             $              --
                                                                                                                   -----------------

                 b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date ..............................................                             $              --
                                                                                                                   -----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly
           Period ....................................................................                             $              --
                                                                                                                   -----------------


                            Advanta Bank Corp.
                            as Servicer

                            By:         /s/ KIRK WEILER
                            Name:       Kirk S. Weiler
                            Title:      Vice President Finance / Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                        PERIOD ENDING SEPTEMBER 30, 2001

The information which is required to be prepared with respect to the Payment Date of October 22, 2001, and with respect to the performance of the Trust during the period of September 1, 2001 through September 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class
           A Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       2.  The amount of distribution in respect to principal payment to the Class
           B Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       3.  The amount of distribution in respect to principal payment to the Class
           C Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

       4.  The amount of distribution in respect to principal payment to the Class
           D Noteholder ..............................................................                             $              --
                                                                                                                   -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .....                             $         2.94000
                                                                                                                   -----------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .....                             $         3.34000
                                                                                                                   -----------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .....                             $         4.00667
                                                                                                                   -----------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .....                             $         6.27333
                                                                                                                   -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder .....                             $         2.94000
                                                                                                                   -----------------

       2.  The total amount of distribution in respect to the Class B Noteholder .....                             $         3.34000
                                                                                                                   -----------------

       3.  The total amount of distribution in respect to the Class C Noteholder .....                             $         4.00667
                                                                                                                   -----------------

       4.  The total amount of distribution in respect to the Class D Noteholder .....                             $         6.27333
                                                                                                                   -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

       1.  The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date ............                             $  297,693,254.85
                                                                                                                   -----------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date ..............................................................                             $   39,068,813.26
                                                                                                                   -----------------

       3.  Recoveries for the preceding Monthly Period ...............................                             $    2,179,616.20
                                                                                                                   -----------------

       4.  The Defaulted Amount for the preceding Monthly Period .....................                             $   14,356,465.85
                                                                                                                   -----------------

       5.  The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period ...........................................                             $1,899,669,604.21
                                                                                                                   -----------------

       6.  The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period .......................................                             $1,896,535,167.21
                                                                                                                   -----------------

       7.  The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period ..............                             $   49,317,990.05
                                                                                                                   -----------------

       8.  The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period ............                             $1,586,818,063.00
                                                                                                                   -----------------

       9.  The Transferor Interest as of the last day of the preceding Monthly
           Period ....................................................................                             $  309,717,104.21
                                                                                                                   -----------------

       10. The Transferor Percentage as of the last day of the preceding Monthly
           Period ....................................................................                                        16.33%
                                                                                                                   -----------------

       11. The Required Transferor Percentage ........................................                                         7.00%
                                                                                                                   -----------------

       12. The monthly principal payment rate for the preceding Monthly Period .......                                       15.671%
                                                                                                                   -----------------

       13. The balance in the Excess Funding Account as of the last day of the
           preceding  Monthly Period .................................................                             $              --
                                                                                                                   -----------------

       14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                      Percentage                      Aggregate
                                                                       of Total                        Account
                                                                     Receivables                       Balance
                                                                     -----------                       -------
            (a) Delinquent between 30 days and 59 days                       1.787%                $  34,780,428.20
            (b) Delinquent between 60 days and 89 days                       1.329%                $  25,856,370.76
            (c) Delinquent between 90 days and 119 days                      1.053%                $  20,486,908.69
            (d) Delinquent between 120 days and 149 days                     0.969%                $  18,859,837.88
            (e) Delinquent between 150 days and 179 days                     0.819%                $  15,939,962.29
            (f) Delinquent 180 days or greater                               0.011%                $     205,574.90
                                                                  -----------------            --------------------
            (e) Aggregate                                                    5.968%                $ 116,129,082.72
                                                                  =================            ====================

V.  Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust  represented by the
           Invested Amount of Series 2000-C as of the last day of the related
           Monthly Period ............................................................                             $  400,000,000.00
                                                                                                                   -----------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2000-C on the last day of the
           related Monthly Period ....................................................                             $  400,000,000.00
                                                                                                                   -----------------
                                                                                             NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the
           Class A Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $  320,000,000.00
                                                                                                                   -----------------

       4.  The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $   38,000,000.00
                                                                                                                   -----------------

       5.  The amount of Principal Receivables in the Trust represented by the
           Class C Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $   28,000,000.00
                                                                                                                   -----------------

       6.  The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000             $  14,000,000.00
                                                                                                                   -----------------

       7.  The Floating Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                      21.0563%
                                                                                                                   -----------------

       8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                    N/A
                                                                                                                   -----------------

       9.  The amount of Investor Principal Collections applicable to Series
           2000-C ....................................................................                             $   62,683,184.82
                                                                                                                   -----------------

       10a.The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ............................                             $    6,367,456.40
                                                                                                                   -----------------

       10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
           8.04(a) of the Master Indenture ...........................................                             $    1,877,819.59
                                                                                                                   -----------------

       11. The Investor Default Amount for the related Monthly Period ................                             $    3,022,940.52
                                                                                                                   -----------------

       12. The Monthly Servicing Fee for the related Monthly Period ..................                             $      666,666.67
                                                                                                                   -----------------

       13. Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period ...................                                        24.74%
                                                                                                                   -----------------

                 b.  The default rate for the related Monthly Period .................                                         9.07%
                                                                                                                   -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period ..........                                        15.67%
                                                                                                                   -----------------

                 d.  The Base Rate for the related Monthly Period ....................                                         5.80%
                                                                                                                   -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period .....                                         9.87%
                                                                                                                   -----------------

                 f.  The Quarterly Excess Spread Percentage for the related
                     Monthly Period ..................................................                                        11.37%
                                                                                                                   -----------------

                          I) Excess Spread Percentage related to            Sep-01                                             9.87%
                                                                                                                   -----------------

                         ii) Excess Spread Percentage related to            Aug-01                                            12.89%
                                                                                                                   -----------------

                        iii) Excess Spread Percentage related to            Jul-01                                            11.35%
                                                                                                                   -----------------

       14. Floating Rate Determinations:

           LIBOR for the Interest Period from September 20 through and including
           October 21, 2001 ..........................................................                                      3.05750%
                                                                                                                   -----------------

       15. Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) ............                             $              --
                                                                                                                   -----------------

                 b.  The Accumulation Shortfall with respect to the related
                     Monthly Period ..................................................                             $              --
                                                                                                                   -----------------

                 c.  The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance Charge
                     Collections .....................................................                             $              --
                                                                                                                   -----------------

       16. Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related
                     Payment Date (after taking into consideration deposits and
                     withdraws for the related Payment Date) .........................                             $              --
                                                                                                                   -----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ............................                             $              --
                                                                                                                   -----------------

                 c.  Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance Charge
                     Collections .....................................................                             $              --
                                                                                                                   -----------------

       17. Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related
                     Payment Date ....................................................                             $    7,000,000.00
                                                                                                                   -----------------

                 b.  The Available Cash Collateral Account Amount on the related
                     Payment Date ....................................................                             $    7,000,000.00
                                                                                                                   -----------------

       18. Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related
                     Monthly Period ..................................................                             $              --
                                                                                                                   -----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on
                     the Payment Date ................................................                             $              --
                                                                                                                   -----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly
           Period ....................................................................                             $              --
                                                                                                                   -----------------

                            Advanta Bank Corp.
                            as Servicer

                            By:         /s/ KIRK WEILER
                               -------------------------------------------
                            Name:       Kirk S. Weiler
                            Title:      Vice President Finance / Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                        PERIOD ENDING SEPTEMBER 30, 2001

The information which is required to be prepared with respect to the Payment Date of October 22, 2001, and with respect to the performance of the Trust during the period of September 1, 2001 through September 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class
           A Noteholder .............................................................                             $               --
                                                                                                                  ------------------

       2.  The amount of distribution in respect to principal payment to the Class
           B Noteholder .............................................................                             $               --
                                                                                                                  ------------------

       3.  The amount of distribution in respect to principal payment to the Class
           C Noteholder...............................................................                            $               --
                                                                                                                  ------------------

       4.  The amount of distribution in respect to principal payment to the Class
           D Noteholder ..............................................................                            $               --
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .....                            $          2.98444
                                                                                                                  ------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .....                            $          3.47333
                                                                                                                  ------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .....                            $          4.09556
                                                                                                                  ------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .....                            $          7.16222
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder .....                            $          2.98444
                                                                                                                  ------------------

       2.  The total amount of distribution in respect to the Class B Noteholder .....                            $          3.47333
                                                                                                                  ------------------

       3.  The total amount of distribution in respect to the Class C Noteholder .....                            $          4.09556
                                                                                                                  ------------------

       4.  The total amount of distribution in respect to the Class D Noteholder .....                            $          7.16222
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

       1.  The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date ............                            $   297,693,254.85
                                                                                                                  ------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date ..............................................................                            $    39,068,813.26
                                                                                                                  ------------------

       3.  Recoveries for the preceding Monthly Period ...............................                            $     2,179,616.20
                                                                                                                  ------------------

       4.  The Defaulted Amount for the preceding Monthly Period .....................                            $    14,356,465.85
                                                                                                                  ------------------

       5.  The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period ...........................................                            $ 1,899,669,604.21
                                                                                                                  ------------------

       6.  The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period .......................................                            $ 1,896,535,167.21
                                                                                                                  ------------------
       7.  The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period ..............                            $    49,317,990.05
                                                                                                                  ------------------

       8.  The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period ............                            $ 1,586,818,063.00
                                                                                                                  ------------------

       9.  The Transferor Interest as of the last day of the preceding Monthly
           Period ....................................................................                            $   309,717,104.21
                                                                                                                  ------------------

       10. The Transferor Percentage as of the last day of the preceding Monthly
           Period ....................................................................                                        16.33%
                                                                                                                  ------------------

       11. The Required Transferor Percentage ........................................                                         7.00%
                                                                                                                  ------------------

       12. The monthly principal payment rate for the preceding Monthly Period ......                                       15.671%
                                                                                                                  ------------------

       13. The balance in the Excess Funding Account as of the last day of the
           preceding  Monthly Period ................................................                            $               --
                                                                                                                  ------------------

       14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                 Percentage                       Aggregate
                                                                                  of Total                         Account
                                                                                 Receivables                       Balance
                                                                             ------------------            ---------------------
               (a) Delinquent between 30 days and 59 days                               1.787%                  $ 34,780,428.20
               (b) Delinquent between 60 days and 89 days                               1.329%                  $ 25,856,370.76
               (c) Delinquent between 90 days and 119 days                              1.053%                  $ 20,486,908.69
               (d) Delinquent between 120 days and 149 days                             0.969%                  $ 18,859,837.88
               (e) Delinquent between 150 days and 179 days                             0.819%                  $ 15,939,962.29
               (f) Delinquent 180 days or greater                                       0.011%                     $ 205,574.90
                                                                             ------------------            ---------------------
               (e) Aggregate                                                            5.968%                 $ 116,129,082.72
                                                                             ==================            =====================

V.   Information regarding Series 2001-A

       1.  The amount of Principal Receivables in the Trust  represented by the
           Invested Amount of Series 2001-A as of the last day of the related
           Monthly Period ............................................................                              $ 300,000,000.00
                                                                                                                    ----------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2001-A on the last day of the
           related Monthly Period ....................................................                              $ 300,000,000.00
                                                                                                                    ----------------
                                                                                             NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the
           Class A Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000              $ 240,000,000.00
                                                                                                                    ----------------

       4.  The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000              $  28,500,000.00
                                                                                                                    ----------------

       5.  The amount of Principal Receivables in the Trust represented by the
           Class C Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000              $  21,000,000.00
                                                                                                                    ----------------

       6.  The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related Monthly
           Period ....................................................................          1.0000              $  10,500,000.00
                                                                                                                    ----------------

       7.  The Floating Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                      15.7922%
                                                                                                                    ----------------

       8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2001 through September 30, 2001 ..................................                                    N/A
                                                                                                                    ----------------

       9.  The amount of Investor Principal Collections applicable to Series 2001-A ..                              $  47,012,314.19
                                                                                                                    ----------------

       10a.The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ............................                              $   4,775,584.77
                                                                                                                    ----------------

       10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
           8.04(a) of the Master Indenture ...........................................                              $   1,408,362.45
                                                                                                                    ----------------

       11.  The Investor Default Amount for the related Monthly Period ...............                              $   2,267,201.80
                                                                                                                    ----------------

       12.  The Monthly Servicing Fee for the related Monthly Period .................                              $     500,000.00
                                                                                                                    ----------------

       13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period ...................                                        24.74%
                                                                                                                    ----------------

                 b.  The default rate for the related Monthly Period .................                                         9.07%
                                                                                                                    ----------------

                 c.  The Net Portfolio Yield for the related Monthly Period ..........                                        15.67%
                                                                                                                    ----------------

                 d.  The Base Rate for the related Monthly Period ....................                                         5.91%
                                                                                                                    ----------------

                 e.  The Excess Spread Percentage for the related Monthly Period .....                                         9.76%
                                                                                                                    ----------------

                 f.  The Quarterly Excess Spread Percentage for the related
                     Monthly Period ..................................................                                        11.27%
                                                                                                                    ----------------

                          I) Excess Spread Percentage related to            Sep-01                                             9.76%
                                                                                                                    ----------------

                         ii) Excess Spread Percentage related to            Aug-01                                            12.80%
                                                                                                                    ----------------

                        iii) Excess Spread Percentage related to            Jul-01                                            11.25%
                                                                                                                    ----------------

       14. Floating Rate Determinations:

           LIBOR for the Interest Period from September 20 through and including
           October 21, 2001 ..........................................................                                      3.05750%
                                                                                                                    ----------------

       15. Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) ............                              $             --
                                                                                                                    ----------------

                 b.  The Accumulation Shortfall with respect to the related
                     Monthly Period ..................................................                              $             --
                                                                                                                    ----------------

                 c.  The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance Charge
                     Collections .....................................................                              $             --
                                                                                                                    ----------------

       16. Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related
                     Payment Date (after taking into consideration deposits and
                     withdraws for the related Payment Date) .........................                              $             --
                                                                                                                    ----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ............................                              $             --
                                                                                                                    ----------------

                 c.  Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance Charge
                     Collections .....................................................                              $             --
                                                                                                                    ----------------

       17. Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related
                     Payment Date ....................................................                              $   5,250,000.00
                                                                                                                    ----------------

                 b.  The Available Cash Collateral Account Amount on the related
                     Payment Date ....................................................                              $   5,250,000.00
                                                                                                                    ----------------

       18. Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related
                     Monthly Period ..................................................                              $             --
                                                                                                                    ----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on
                     the Payment Date ................................................                              $             --
                                                                                                                    ----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly
           Period ....................................................................                              $             --
                                                                                                                    ----------------


                            Advanta Bank Corp.
                            as Servicer

                            By:         /s/ KIRK WEILER
                            Name:       Kirk S. Weiler
                            Title:      Vice President Finance / Treasurer